EXHIBIT 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [****].

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of March 15, 2022, by and between by and between [****] (the “Seller”), and ALPINE INCOME PROPERTY OP, LP, a Delaware limited partnership (“Buyer”).

RECITALS

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated effective as of January 28, 2022, as amended by that certain First Amendment to Purchase and Sale Agreement made as of March 1, 2022 (collectively, the “Agreement”), regarding the purchase and sale of nine (9) parcels of land and related improvements thereon, as more particularly described in the Agreement; and

WHEREAS, Seller and Buyer desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated herein by this reference), and the covenants, terms and conditions contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

AGREEMENT

1.Defined Terms.  Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.
2.[****]
3.[****]
4.Closing.  The Closing shall occur on March 25, 2022.
5.[****]
6.Full Force and Effect.  Except as specifically amended hereby, the Agreement remains in full force and effect and is hereby ratified by the parties hereto.  In the event that any of the terms or conditions of the Agreement conflict with this Amendment, the terms and conditions of this Amendment shall control.  Any references to the “Agreement” in the Agreement or any document delivered in connection therewith shall be deemed to mean the Agreement as amended hereby.
7.Counterparts; Signatures.  This Amendment may be executed and delivered by PDF, email or facsimile signatures and in several or separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement.

[Signatures Appear on the Following Page]

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT – Page 2

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above.

SELLER: [****]

BUYER:

ALPINE INCOME PROPERTY OP, LP, a Delaware limited partnership

By:

Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By:

Alpine Income Property Trust, Inc., a Maryland corporation, its Sole Member

By: /s/ Steven R. Greathouse

Name: steven R. Greathouse

Title: SVP-Chief Investment Officer

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT – Page 3

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EXHIBIT A

[****]

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT – Page 4

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